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                                                                    Exhibit 24.1



           CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS


We consent to the reference to our firm under the Caption "Experts" and to the use of our report dated March 14, 2002, in the Registration Statement (Form SB-2) and the related Prospectus.


                                        /s/ Charles J. Birnberg
                                        ------------------------------
                                        Charles J. Birnberg



Hackensack, New Jersey
March 26, 2002